Exhibit 99.1

 Corporate PresentationMay 2019    © 2018 Chembio. All Rights Reserved. | #  © 2019 Chembio. All Rights Reserved. Page 1

 Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended. Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions, and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to develop, manufacture, market and finance new products, Chembio's ability to integrate and operate opTricon GmbH in accordance with Chembio's business strategy, and the demand for Chembio's products. Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Other factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.    © 2019 Chembio. All Rights Reserved. Page 2  Safe Harbor Statement

 We deliver high-quality diagnostic tests that use a small drop of fingertip blood and provide results in approximately 15 minutes    © 2019 Chembio. All Rights Reserved. Page 3  Chembio Diagnostics

     99.8% Sensitivity(1)100% Specificity(1)  Patented DPP® Technology Platform  (1) Based on fingerstick whole blood samples: DPP® HIV 1/2 Assay  Product FeaturesSimple: easy to useFast: results in ~15 minutesReliable: FDA approved, CLIA waivedProduct UniquenessEnhanced sensitivity and specificityAdvanced multiplexing capabilitiesQuantitative results - with DPP® Micro Reader  © 2019 Chembio. All Rights Reserved. Page 4  DPP® Test Cartridge

 DPP® technology is enhanced through use of an optical analyzer Provides data capture, storage, and connectivity (e.g., Bluetooth, cloud, direct)Enables quantitative measurement Drives down level of detection and improves analytical sensitivitySimplifies interpretation of results compared to visually-read testsReduces transcription errors when interpreting a multiplex test  Next Generation Analyzer  DPP® Micro Reader    Patented Optical Analyzer TechnologyAcquired opTricon GmbH (Q4 2018)  © 2019 Chembio. All Rights Reserved. Page 5

   Lateral Flow Test Market: $5.5B(1)Expected to grow at 8.2% CAGR(1), reaching $8.2B(1) (2022)  © 2019 Chembio. All Rights Reserved. Page 6  Infectious disease is the largest and fastest growing segment, estimated at $1.4 billion(2) annually and growing at ~10% CAGR(2)Chembio is currently focused on three areas within the infectious disease market:Sexually Transmitted Disease testsMosquito-borne Disease testsHepatitis testsGrowth drivers include: high prevalence of infectious diseases worldwide, increase in geriatric population, growing demand for rapid test results, and multiplexing advancements  (1) MarketsandMarkets 2018. (2) Management estimates.

   HIV has claimed more than 35 million lives to date, including 940,000 in 2017(1)Approximately 36.9 million people were living with HIV at the end of 2017; 1.8 million people became newly infected in 2017(1)Syphilis = Estimated 18 million prevalent cases and 5.6 million new infections annually(2)Dengue = 390 million cases and 3.9 billion people at risk(4); malaria = 216 million cases causing 446 thousand deaths(3)Emerging markets: Zika, Chikungunya, Ebola, Lassa, Marburg, Leptospirosis, Burkholderia, Rickettsia  Lateral Flow Infectious Disease MarketFocus on sexually transmitted and fever/tropical diseases      HIV: 36.9M Syphilis: 18.0M   (1) who.int/en/news-room/fact-sheets/detail/sexually-transmitted-infections. (2) WHO guidelines for the treatment of syphilis 2016.  © 2019 Chembio. All Rights Reserved. Page 7  Global Prevalence      Dengue: 390M Malaria: 214M   Annual Cases  (3) who.int/news-room/fact-sheets/detail/malaria. (4) who.int/news-room/fact-sheets/detail/dengue-and-severe-dengue

 1. Expand Commercialization2. Advance R&D Pipeline3. Prepare for Additional Growth    2019 Corporate Priorities  © 2019 Chembio. All Rights Reserved. Page 8

  Expand Commercialization    1  © 2019 Chembio. All Rights Reserved. Page 9

 Increase market penetration in existing marketsUnited StatesBrazilAfricaEurope            Register existing and new products into unchartered countries/regionsLatin AmericaSoutheast Asia  Multiple Growth Drivers    © 2019 Chembio. All Rights Reserved. Page 10  Expand commercial presenceEuropeUnited States

 © 2019 Chembio. All Rights Reserved. Page 11    Colombia  S. Africa  Germany  Malaysia      Kenya    Expanding our Commercial PresenceDirect sales presence in US, EU, LATAM, Africa, Asia  Brazil    United States

 Expanding Product Approvals Geographically    Product Name  U.S.  Int’l(1)  DPP® HIV 1/2      DPP® HIV-Syphilis  Pending FDA Approval    DPP® Syphilis Screen & Confirm      DPP® Dengue-Zika-Chikungunya      DPP® Dengue      DPP® Zika   FDA EUA    DPP® Chikungunya      DPP® Leishmania      STAT-PAK® HIV 1/2      SURE CHECK® HIV 1/2      SURE CHECK® HIV Self Test      (1) International markets require specific country registrations  © 2019 Chembio. All Rights Reserved. Page 12

 HIV-Syphilis Presents U.S. Growth OpportunityCo-infection and mother-to-child transmission are global health concerns    Key AccomplishmentsDeveloped DPP® HIV-Syphilis multiplex testReceived regulatory approvals from ANVISA (Brazil), COFEPRIS (Mexico), CE mark (EU) Completed DPP® HIV-Syphilis U.S. clinical trialFiled FDA Pre-Market Approval (PMA) Application  “In 2013, the World Health Organization (WHO) reported that 1.9 million pregnant women were infected with syphilis worldwide, of which 66.5% had adverse fetal effects in cases of untreated syphilis. Congenital syphilis contributes significantly to infant mortality, accounting for 305,000 perinatal deaths worldwide annually.”(1)“More than 1.4 million pregnant women are infected with HIV, and mother-to-child transmission (MTCT) of HIV is estimated to have resulted in over 150,000 infant cases in 2015.”(2)  Next StepsAfter receipt of FDA approval, launch to U.S. moderately complex sites, and submit CLIA waiver applicationAfter receipt of CLIA Waiver, launch to U.S. CLIA Waived sitesContinue to pursue international registrations  © 2019 Chembio. All Rights Reserved. Page 13  (1) ncbi.nlm.nih.gov/pmc/articles/PMC5738763. (2) ncbi.nlm.nih.gov/pmc/articles/PMC5486952/.

  Advance R&D Pipeline    2  © 2019 Chembio. All Rights Reserved. Page 14

 Chembio's Infectious Disease PipelinePresents multiple growth opportunities    Product Name  Collaborator  Phase I(Feasibility)  Phase II(Development)  Phase III(Verification/Validation)  Phase IV(Clinical/Regulatory)  Phase V(Commercial Launch)  DPP® HIV-Syphilis (US)          Submitted FDA PMA Q1 2018    DPP® Dengue (Int’l)            Received: ANVISA  DPP® Dengue NS1 (Int’l)        Ongoing      DPP® Zika (US/Int’l)            Received: FDA EUA, ANVISA, CE mark  DPP® Chikungunya (Int’l)            Received: ANVISA, Malaysia  DPP® Dengue-Zika-Chikungunya (Int’l)            Received: ANVISA, Malaysia  DPP® Malaria (Int’l)        Ongoing      DPP® Ebola (US, Int’l)        Ongoing    Received: FDA EUA  DPP® Fever Panel (Africa)          Field Testing: Africa, South America    DPP® Fever Panel (Asia)      Ongoing                                        © 2019 Chembio. All Rights Reserved. Page 15  Self-funded

   Leverage our DPP® Technology PlatformWhat opportunities do our technology collaborations provide?  Expansion into new marketsCancer DiagnosticsConcussion / Traumatic Brain InjuryVeterinaryBroadening application from POC diagnostics to companion diagnosticsDrugsVaccinesCost-effective research & development, fully funded by collaborators  © 2019 Chembio. All Rights Reserved. Page 16

 Chembio’s Technology CollaborationsProvides expansion into new markets and fully-funded R&D costs  Product Name  Collaborator  Phase I(Feasibility)  Phase II(Development)  Phase III(Verification/Validation)  Phase IV(Clinical/Regulatory)  Phase V(Commercial Launch)  DPP® Eosinophilic / Respiratory        Ongoing  Received CE mark    DPP® Concussion  Perseus Science    Ongoing        Infectious Disease Portfolio      Ongoing        DPP® Cancer  Undisclosed            DPP® Hepatitis C                        © 2019 Chembio. All Rights Reserved. Page 17

   Deep scientific expertise with a proven technology platformSensitive and specificAdvanced multiplexing capabilitiesQuantitative resultsSuccessful track record developing DPP® tests with diverse collaboratorsGlobal commercial companiesGovernmentsNon-governmental organizationsExtensive experience achieving global regulatory approvalsU.S. FDA, WHO PQ, CE mark, ANVISA, COFEPRIS  Why Global Leaders Choose Chembio  © 2019 Chembio. All Rights Reserved. Page 18

  Prepare for Additional Growth    3  © 2019 Chembio. All Rights Reserved. Page 19

   Automate U.S. ManufacturingAutomated DPP® line commenced production Q1 2019  EfficientReduces variable costs to produce DPP® testsIntelligentEnhances inspection and quality control via vision-guided, robotic operationFlexibleAllows assembly of various configurations of DPP® tests on a single lineScalableExpands capacity by 5-10 million tests with each new line  Chembio’s fully-automated DPP® assembly & packaging line   © 2019 Chembio. All Rights Reserved. Page 20

   Expand and Improve U.S. FacilitiesNew U.S. Headquarters: 555 Wireless Boulevard, Hauppauge, NY  © 2019 Chembio. All Rights Reserved. Page 21  Facility consolidation, expansion and improvement occurs in three phasesPhase 1: Sales, Marketing, Finance, Regulatory, Warehouse, Distribution (H1 2019)Phase 2: Research & Development (H2 2019)Phase 3: Manufacturing, Quality Assurance, Quality Control (H1 2020)

   Q1 2019 Financials    Q1 2019  Q1 2018  RevenueGross marginOperating expenseCash balanceNet working capital  $8.3 million42.5%$6.6 million(1)$7.4 million$19.9 million  $7.7 million46.6%$4.3 million$12.5 million$18.5 million  © 2019 Chembio. All Rights Reserved. Page 22  (1) Includes $0.4 million acquisition costs in Q1 2019

   Five-year targets: 2023FY Revenue $100M and 2023YE 50% Gross Margins Proprietary DPP® technology platform with broad diagnostic applications, providing enhanced sensitivity and specificity, advanced multiplexing capabilities, and quantitative results Growing infectious disease business (39%) with ongoing initiatives to broaden sales channels, further penetrate existing markets, and expand into new territories(1) Broad R&D pipeline in infectious disease and expansion into new markets via collaborations (e.g., concussion, companion diagnostics, biothreat, veterinary, cancer)Operational initiatives underway to automate U.S. manufacturing and expand U.S. facilities to add capacity, reduce variable costs and drive margin expansion  Investment Highlights  (1) Based on total revenue 2018 vs. 2017  © 2019 Chembio. All Rights Reserved. Page 23

 © 2019 Chembio. All Rights Reserved. Page 24